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                                                              EXHIBIT 99.4

                                      CONSENT

     Each of the undersigned hereby consents to the inclusion of his name, as a person to become a director of Casella Waste Systems, Inc. ("Casella"), in the Registration Statement on Form S-4 with respect to the proposed merger between KTI, Inc. and Casella.


October 25, 1999

                                             /s/ Ross Pirasteh
                                             ---------------------------
                                             Ross Pirasteh


                                             /s/ Martin J. Sergi
                                             ---------------------------
                                             Martin J. Sergi


                                             /s/ George J. Mitchell
                                             ---------------------------
                                             George J. Mitchell


                                             /s/ Wilbur L. Ross, Jr.
                                             ---------------------------
                                             Wilbur L. Ross, Jr.